Exhibit 99.2

THIRD AMENDMENT TO MORTGAGE LOAN AND SECURITY AGREEMENT

Between

SHC MICHIGAN AVENUE, LLC

as Borrower

and

CITIGROUP GLOBAL MARKETS REALTY CORP.,

as Lender

Dated:  As of August 31, 2007

THIRD AMENDMENT TO MORTGAGE  LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO MORTGAGE LOAN AND SECURITY AGREEMENT, dated as of August 31, 2007 (this “Agreement”) between SHC MICHIGAN AVENUE, LLC a Delaware limited liability company (“Borrower”), having an office at c/o Strategic Hotel Funding, L.L.C., 77 West Wacker Drive, Suite 4600, Chicago, Illinois 60601 and after September 15, 2007, 200 West Madison Street, Suite 1700, Chicago, Illinois 60606, and CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation, having an address at 388 Greenwich Street, New York, New York 10013 (together with its successors and assigns, “Lender”).

W I T N E S S E T H :

WHEREAS, Lender and Borrower are parties to that certain Loan and Security Agreement dated as of October 6, 2006, by and between Borrower and Lender, as amended by that certain Amendment to Mortgage Loan and Security Agreement dated as of October 20, 2006, and as further amended by that certain Second Amendment to Mortgage Loan and Security Agreement dated as of May 9, 2007 (as so amended, the “Loan Agreement”).  All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement;

WHEREAS, Lender and Borrower desire to amend the Loan Agreement in the manner hereinafter provided.

NOW, THEREFORE, in consideration of the agreements set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby modify and amend the Loan Agreement, as follows:

1.  The definition of “Gift Shop Lease” is hereby deleted.

2.  The definitions of “Independent Director”, “Independent Manager”, or “Independent Member” are hereby deleted and replaced with the following:

““Independent Director”, “Independent Manager” or “Independent Member” means a natural person who is not at the time of initial appointment as a director or at any time while serving as a director, member or manager of the Borrower and has not been at any time during the five (5) years preceding such initial appointment:

(a)  a stockholder, director, member or manager (with the exception of serving as an Independent Director Member or Manager of the Borower), officer, trustee, employee, partner, member, attorney or counsel of Borrower, the Member (with exception of serving as a Special Member), or any affiliate of either of them;

(b)  a creditor, customer, supplier, or other person who derives any of its purchases or revenues from its activities with the Member, the Borrower or any affiliate of either of them;

(c)  a Person Controlling or under common Control with any Person excluded from serving as Independent Director, Member or Manager under (a) or (b); or

(d)  a member of the immediate family by blood or marriage of any Person excluded from serving as Independent Director, Member or Manager under (a) or (b).

A natural person who satisfies the foregoing definition other than subparagraph (b) shall not be disqualified from serving as an Independent Director, Member or Manager of the Borrower if such individual is an Independent Director, Member or Manager provided by a nationally-recognized company that provides professional independent directors (a “Professional Independent Director”) and other corporate services in the ordinary course of its business.  A natural person who otherwise satisfies the foregoing definition other than subparagraph (a) by reason of being the independent director, member or manager of a “special purpose entity” affiliated with the Borrower shall not be disqualified from serving as an Independent Director Member or Manager of the Borrower if such individual is either (i) a Professional Independent Director or (ii) the fees that such individual earns from serving as independent director, member or manager of affiliates of the Borrower in any given year constitute in the aggregate less than five percent (5%) of such individual’s annual income for that year.  Notwithstanding the immediately preceding sentence, an Independent Director, Member or Manager may not simultaneously serve as Independent Director of the Borrower and independent director of a special purpose entity that owns a direct or indirect equity interest in the Borrower Company or a direct or indirect interest in any co-borrower with the Borrower.”

3.  The definition of “Management Agreement” is hereby deleted and replaced with the following:

““Management Agreement” shall mean that certain Hotel Management Agreement dated April 1, 2005 between IHG Management (Maryland), LLC and DTRS Michigan Avenue/Chopin Plaza Sub, LLC and recorded as Document No. 0509727142 in the Cook County Records, as assigned to DTRS InterContinental Chicago, LLC pursuant to that Assignment and Assumption of Management Agreement and Manager Consent dated October 6, 2006, as further assigned to the Operating Lessee pursuant to that Assignment and Assumption of Management Agreement and Manager Consent dated the date hereof, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time in accordance with the terms hereof”.

4.  A new definition of “Material Action” is hereby inserted:

““Material Action” means to file any insolvency, or reorganization case or proceeding, to institute proceedings to have the relevant entity (“Entity”) be adjudicated bankrupt or insolvent, to institute proceedings under any applicable insolvency law, to seek any relief under any law relating to relief from debts or the protection of debtors, to consent to the filing or institution of bankruptcy or insolvency proceedings against the Entity, to file a petition seeking, or consent to, reorganization or relief with respect to the Entity under any applicable federal or state law relating to bankruptcy or insolvency, to seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian, or any similar official of or for the Entity or a substantial part of its property, to make any assignment for the benefit of creditors of the Entity, to admit in writing the Entity's inability to pay its debts generally as they become due, or to take action in furtherance of any of the foregoing.”

5.  The definition of “Operating Lessee” is hereby amended by deleting “DTRS InterContinental Chicago, LLC” and replacing with “New DTRS Michigan Avenue, LLC”.

6.  The definition of “Single Purpose Entity” is hereby amended by:

(a)  deleting paragraphs (iii) and (iv) of this definition and replacing with:

“(iii) does not and will not have any assets other than those related to its interest in the Property or the operation, management and financing thereof or any indebtedness other than the Permitted Debt, (iv) maintains its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person (however the presentation of combined or consolidated financial condition or results of operation for purposes of financial statements prepared for the ultimate equity owners of multiple Single Purpose Entities shall be allowed, as provided herein)”;

(b)  amending paragraph (xviii) by deleting “uses commercially reasonable efforts to”; and

(c)  amending paragraph (4) of the last sentence of this definition by inserting “(except as provided herein)” at the end of the paragraph.

7.  The definition of “Sponsor” is hereby deleted and replaced with the following:

““Sponsor” shall mean, SHC MICHIGAN AVENUE MEZZANINE II, LLC, a Delaware limited liability company, which shall execute and deliver the Sponsor Indemnity on the Closing Date and INTERCONTINENTAL FLORIDA LIMITED PARTNERSHIP, a Delaware limited partnership, which shall execute and deliver the Sponsor Indemnity on or before September 15, 2007.”

8.  The definition of “Threshold Amount” is hereby amended by deleting “12,000,000” and replacing with “12,100,000”.

9.  Section 3.1 of the Loan Agreement is hereby amended by deleting all references to “Intercontinental Chicago f/b/o Citigroup Global Markets Realty Corp.” and replacing with “SHC Michigan Avenue, LLC f/b/o Citigroup Global Markets Realty Corp.”

10.  Section 4.1.1 of the Loan Agreement is hereby amended by:

(a)  deleting the second sentence thereof and replacing it with:

“Each Sponsor entity is either a limited partnership or a limited liability company, and each such entity has been duly organized and is validly existing and in good standing pursuant to the laws of the relevant State where formed with requisite power and authority to own its properties and to transact the businesses in which it is now engaged”; and

(b)  inserting “Any amendments to the organizational documents of the Borrower and Operating Lessee were accomplished in accordance with, and was permitted by, the relevant provisions of such documents prior to any such amendments” at the end of this Section.

11.  Section 4.1.27 of the Loan Agreement is hereby amended by deleting the fourth sentence thereof.

12.  Section 4.1.29 of the Loan Agreement is hereby amended by:

(a)  inserting “(c)” before the second paragraph of this Section; and

(b)  inserting a new paragraph (b) as follows:

“(b)           Borrower hereby represents with respect to Borrower and Operating Lessee that from the date of their respective formation to the date of this Agreement that it:

(i)        except with respect to any indebtedness for which it was obligated and which has been paid and satisfied in full (the “Former Indebtedness”), has paid all of its debts and liabilities from its assets;

(ii)        except for the Former Indebtedness, has not guaranteed or become obligated for the debts of any other Person;

(iii) except for the Former Indebtedness, has not held itself out as being responsible for the debts or obligations of any other Person;

(iv)       except for the Former Indebtedness, has not pledged its assets to secure the obligations of any other Person and no such pledge remains outstanding except in connection with the Loan; and

(v)        has not incurred any indebtedness that is still outstanding other than indebtedness that is permitted under the Loan Documents.”

13.  Section 5.1.5 of the Loan Agreement is hereby deleted and replaced with the following:

““Section 5.1.5 Consents. If Borrower is a corporation, the board of directors of such Person may not take any action requiring the unanimous affirmative vote of 100% of the members of the board of directors unless all of the directors, including the Independent Directors, shall have participated in such vote if such vote relates to a Material Action.  If Borrower is a limited liability company, (a) if such Person is managed by a board of managers, the board of managers of such Person may not take any action requiring the unanimous affirmative vote of 100% of the members of the board of managers unless all of the managers, including the Independent Managers, shall have participated in such vote if such vote relates to a Material Action, (b) if such Person is not managed by a board of managers, the members of such Person may not take any action requiring the affirmative vote of 100% of the members of such Person unless all of the members, including the Independent Members, shall have participated in such vote if such vote relates to a Material Action.  An affirmative vote of 100% of the directors, board of managers or members, as applicable, including without limitation the Independent Directors, of Borrower shall be required to take any Material Action.  Furthermore, Borrower’s formation documents shall expressly state that for so long as the Loan is outstanding, Borrower shall not be permitted to (i) dissolve, liquidate, consolidate, merge or sell all or substantially all of Borrower’s assets other than in connection with the repayment of the Loan or (ii) engage in any other business activity and such restrictions shall not be modified or violated for so long as the Loan is outstanding.”

14.  Section 8.1 of the Loan Agreement is hereby amended by deleting “(i)” after “Restrictions on Transfers and Indebtedness.” and replacing with “(a)”.

15.  Section 8.1(a) of the Loan Agreement is hereby amended by inserting “or (iii) the ability of the holders of direct or indirect legal, Beneficial or equitable interests in DND Hotel JV Pte Ltd to Transfer its equity interests in SHC Michigan Avenue Mezzanine II, LLC, provided however, the requirements of Section 8.4 and Section 8.6 are complied with” at the end of this subsection.

16.  Section 8.4(c) of the Loan Agreement is hereby amended by deleting “fifty-one percent (51%)” and replacing with “in excess of fifty percent (50%)”.

17.  Section 8.7.1 of the Loan Agreement is hereby amended by deleting “Lender acknowledges and consents to the termination of the Gift Shop Lease effective on or about October 1, 2006”.

18.  Section 14.1.2 of the Loan Agreement is hereby amended by inserting at the end of the first sentence “, including, without limitation, providing a Non-Consolidation Opinion under Singapore law in form and substance satisfactory to the Rating Agencies if required by the Rating Agencies in connection with the Securitization.”

19.  Section 14.5 of the Loan Agreement is hereby deleted and replaced with the following:

“Section 14.5 Retention of Servicer.  Lender reserves the right to retain the Servicer.  Lender has advised Borrower that the Servicer initially retained by Lender shall be KeyCorp Real Estate Capital Markets, Inc. Borrower shall pay any reasonable servicing fees, special servicing fees, trustee fees and any administrative fees and expenses of the Servicer, including, without limitation, reasonable attorney and other third-party fees and disbursements in connection with a prepayment, release of the Property, assumption or modification of the Loan or enforcement of the Loan Documents. The obligations of Borrower under this Section 14.5 include, without limitation, the obligation to pay an annual servicing fee in monthly installments for the entire term of the Loan, equal to one (1) basis point of the Loan amount.”

20.  The notice provision of Section 19.6 with respect to the Borrower is hereby deleted in its entirety and replaced with the following:

If to Borrower:	SHC Michigan Avenue Mezzanine II, LLC
c/o Strategic Hotel Funding, L.L.C.
77 West Wacker Drive
Suite 4600
Chicago, Illinois, 60601
(and after September 15, 2007:
200 West Madison Street
Suite 1700
Chicago, Illinois, 60606)
Attention: Chief Financial Officer and General Counsel
Telephone No.: (312) 658-5000
Telefax No.: (312) 658-5799

With a copy to:	SHC Michigan Avenue Mezzanine II, LLC
c/o Strategic Hotel Funding, L.L.C.
77 West Wacker Drive
Suite 4600
Chicago, Illinois, 60601
(and after September 15, 2007:
200 West Madison Street
Suite 1700
Chicago, Illinois, 60606)
Attention: Treasurer
Telephone No.: (312) 658-5000
Telefax No.: (312) 658-5799

With a copy to:	Perkins Coie LLP
131 South Dearborn Avenue, Suite 1700
Chicago, IL 60603-5559
Attention: Bruce A. Bonjour, Esq.
Telephone No.: (312) 324-8650
Telefax No.: (312) 324-9650

21.  All references to the “Loan Agreement” contained in any of the Loan Documents shall be deemed to refer to the Loan Agreement as amended by this Agreement, as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.

22.  This Agreement shall be effective as of the date hereof and binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  All references to “Closing Date” in the Loan Agreement shall be deemed to be the date hereof.

23.  Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Loan Agreement shall remain in full force and effect.

24.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State (without regard to principles of conflict laws) and any applicable law of the United States of America.

25.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:

SHC MICHIGAN AVENUE, LLC,
a Delaware limited liability company

By /s/ Ryan M. Bowie
Name: Ryan M. Bowie
Title: Vice President and Treasurer

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

LENDER:

CITIGROUP GLOBAL MARKETS REALTY CORP.,
a New York corporation

By: /s/ Ana E. Rosu
Name: Ana E. Rosu
Title: Authorized Signatory

CONSENT OF SPONSOR AND OPERATING LESSEE

Each of the undersigned hereby acknowledges and consents and agrees to the foregoing Amendment.

SPONSOR:

INTERCONTINENTAL FLORIDA LIMITED PARTNERSHIP LP,
a Delaware limited partnership

By /s/ Ryan Bowie
Name: Ryan Bowie
Title: Vice President and Treasurer

SHC MICHIGAN AVENUE MEZZANINE II, LLC,
a Delaware limited liability company

By: /s/ Ryan Bowie
Name: Ryan Bowie
Title: Vice President and Treasurer

OPERATING LESSEE:

NEW DTRS MICHIGAN AVENUE, LLC,
a Delaware limited liability company

By: /s/ Ryan Bowie
Name: Ryan Bowie
Title: Vice President and Treasurer